UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
November 19, 2021 (November 18, 2021)

Diversicare Healthcare Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-12996	62-1559667
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1621 Galleria Boulevard, Brentwood, TN 37027
(Address of Principal Executive Offices) (Zip Code)

(615) 771-7575
(Registrant's telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DVCR	OTCQX

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Introductory Note
On November 19, 2021 (the “Closing Date”), pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 26, 2021, by and among Diversicare Healthcare Services, Inc. (the “Company”), DAC Acquisition LLC, a Delaware limited liability company (“Parent”), and DVCR Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), Parent completed its acquisition of the Company through the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.
Item 1.02. Termination of a Material Definitive Agreement.
The information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.
Immediately following the Effective Time (as defined below), the Diversicare Healthcare Services, Inc. 2010 Long-Term Incentive Plan, as amended from time to time, was terminated.
Item 2.01. Completion of Acquisition or Disposition of Assets.
At the effective time of the Merger (the “Effective Time”), each share of Company common stock, par value $0.01 per share (the “Company Common Stock”), issued and outstanding immediately prior to the Effective Time (other than (i) shares of Company Common Stock held by the Company as treasury stock or owned by Parent or Merger Sub and (ii) shares of Company Common Stock held by stockholders who have properly and validly exercised their statutory rights of appraisal in respect of such shares) was automatically converted into the right to receive cash in an amount equal to $10.10 per share, net of applicable withholding taxes and without interest thereon (the “Merger Consideration”).
In addition, at the Effective Time, by virtue of the Merger and without any action on the part of the holders, (i) each outstanding option to purchase shares of Company Common Stock (each, a “Company Option”) issued under the Diversicare Healthcare Services, Inc. 2010 Long-Term Incentive Plan, (the “Incentive Plan”), whether or not vested, was cancelled and, in consideration thereof, the holder of such Company Option received an amount (such amount, the “Company Option Consideration”) in cash equal to, net of applicable tax withholding, the product of (x) the excess, if any, of the Merger Consideration over the exercise price per share of Company Common Stock underlying such Company Option, multiplied by (y) the total number of shares of Company Common Stock subject to such Company Option; (ii) each outstanding restricted stock unit of the Company (each, a “Company RSU Award”) issued under the Incentive Plan, whether or not vested, was cancelled and, in consideration thereof, the holder of such Company RSU Award received an amount (such amount, the “Company RSU Award Consideration”) in cash equal to, net of applicable tax withholding, the Merger Consideration in respect of each share of Company Common Stock subject to such Company RSU Award; (iii) each outstanding share of restricted stock (each a “Company Restricted Stock Award”) issued under the Incentive Plan, whether or not vested, was cancelled and, in consideration thereof, the holder of such Company Restricted Stock Award received an amount (such amount, the “Company Restricted Stock Award Consideration”) in cash equal to, net of applicable tax withholding, the Merger Consideration in respect of each share of Company Common Stock subject to such Company Restricted Stock Award; and (iv) each outstanding stock appreciation right (each, a “Company Stock Appreciation Right”) issued under the Incentive Plan, and had an exercise price per share of Company Common Stock that was less than the Merger Consideration, was cancelled and, in consideration thereof, the holder of such Company Stock Appreciation Right received an amount (such amount, the “Company Stock Appreciation Right Consideration”) in cash equal to, net of applicable tax withholding, the product of (x) the excess, if any, of the Merger Consideration over the exercise price per share of Company Common Stock underlying such Company Stock Appreciation Right, multiplied by (y) the total number of shares of Company Common Stock subject to such Company Stock Appreciation Right. For the avoidance of doubt, any Company Option or Company Stock Appreciation Right with an exercise price equal to or greater than the Merger Consideration was canceled for no consideration.
The Company’s definitive proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on October 20, 2021 (the “Proxy Statement”), and the Company’s Current Report on Form 8-K, filed with the SEC on November 12, 2021, contain additional information about the Merger and the Merger Agreement, including information concerning the interests of directors, executive officers and affiliates of the Company in the Merger.
The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on August 27, 2021, and is incorporated by reference herein.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.
As a result of the Merger, all of the issued and outstanding stock of the Company is currently owned by Parent. The Company intends to timely file with the SEC a certification on Form 15 under the Exchange Act requesting that the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act be suspended.
Item 3.03. Material Modification to Rights of Security Holders.
The information set forth in the Introductory Note and Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.
At the Effective Time, each holder of Company Common Stock issued and outstanding immediately prior to the Effective Time ceased to have any rights as a stockholder of the Company (other than the right to receive the Merger Consideration pursuant to the Merger Agreement).
Item 5.01. Change in Control of Registrant.
The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.05.
At the Effective Time, as a result of the Merger, a change in control of the Company occurred and the Company is now a wholly owned subsidiary of Parent.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Termination of Executive Employment Agreements and Entry into Release Agreements
Immediately prior to the Effective Time, on November 19, 2021, the Company terminated (i) that certain Amended and Restated Employment Agreement, dated July 6, 2018, with James R. McKnight, Jr. (the “McKnight Employment Agreement”), (ii) that certain Employment Agreement, dated September 4, 2018, with Kerry D. Massey (the “Massey Employment Agreement”), and (iii) that certain Employment Agreement, dated March 2, 2020, with Rebecca B. Bodie (the “Bodie Employment Agreement,” and collectively, with the McKnight Employment Agreement and the Massey Employment Agreement, the “Executive Employment Agreements”).
The termination of the Executive Employment Agreements accelerates payment of the severance benefits due under such agreements.
On November 19, 2021, in connection with the termination of the Executive Employment Agreements and as a condition precedent to receipt of the severance benefits due under the respective Executive Employment Agreement, the Company entered into separate Termination and Release Agreements with (i) James R. McKnight, Jr. (the “McKnight Release Agreement”), (ii) Kerry D. Massey (the “Massey Release Agreement”), and (iii) Rebecca B. Bodie (the “Bodie Release Agreement,” and collectively with the McKnight Release Agreement and the Massey Release Agreement, the “Release Agreements”).
The Release Agreements provide that each of Messrs. McKnight and Massey and Ms. Bodie are entitled to the payments and other severance benefits set forth in Section XI of the McKnight Employment Agreement, Section XI of the Massey Employment Agreement and Section VIII.A of the Bodie Employment Agreement. Following the termination of the Executive Employment Agreements and entry into the Release Agreements, Messrs. McKnight and Massey and Ms. Bodie will remain as at-will employees of the Company.
McKnight Release Agreement
Pursuant to the McKnight Release Agreement, Mr. McKnight has granted a general release in favor of the Company as a condition of receiving the payments and other severance benefits specified in the McKnight Release Agreement. If not revoked by Mr. McKnight within seven days pursuant to his statutory right to do so unilaterally, the McKnight Release Agreement will be effective on November 26, 2021.
Under the terms of the McKnight Release Agreement, Mr. McKnight will receive base salary of $1,000,000, a bonus of $702,000, a bonus for the fiscal year ended December 31, 2021 of $441,096, and other benefits of $86,600, for total severance payments of $2,229,696.

Massey Release Agreement
Pursuant to the Massey Release Agreement, Mr. Massey has granted a general release in favor of the Company as a condition of receiving the payments and other severance benefits specified in the Massey Release Agreement. If not revoked by Mr. Massey within seven days pursuant to his statutory right to do so unilaterally, the Massey Release Agreement will be effective on November 26, 2021.
Under the terms of the Massey Release Agreement, Mr. Massey will receive base salary of $300,000, a bonus for the fiscal year ended December 31, 2021 of $264,657, and other benefits of $26,000, for total severance payments of $590,657.
Bodie Release Agreement
Pursuant to the Bodie Release Agreement, Ms. Bodie has granted a general release in favor of the Company as a condition of receiving the payments and other severance benefits specified in the Bodie Release Agreement. If not revoked by Ms. Bodie within seven days pursuant to her statutory right to do so unilaterally, the Bodie Release Agreement will be effective on November 26, 2021.
Under the terms of the Bodie Release Agreement, Ms. Bodie will receive base salary of $320,000, a bonus for the fiscal year ended December 31, 2021 of $282,301, and other benefits of $43,300, for total severance payments of $645,601.
The foregoing description of the Release Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the McKnight Release Agreement, Massey Release Agreement and Bodie Release Agreement, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K, and are incorporated by reference herein.
Post-Merger Officers and Directors
Notwithstanding the termination of the Executive Employment Agreements, as of the Effective Time, in accordance with the Merger Agreement, the officers of the Company immediately prior to the Merger remained in their respective positions as officers of the Company.
Immediately following the Effective Time, pursuant to the terms of the Merger Agreement, Chad A. McCurdy, Ben R. Leedle, Jr., James R. McKnight, Jr., Leslie K. Morgan, Richard M. Brame, Robert Z. Hensley, and Robert A. McCabe, Jr. ceased to be directors of the Company and Ephram Lahasky, Eran Ratner and Brian Kohn, the directors of Merger Sub immediately prior to the Effective Time, were appointed as directors of the Company. The departure of the directors was in connection with the Merger and was not due to any disagreement or dispute with the Company on any matter.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Effective Time and in accordance with the Merger Agreement, the Certificate of Incorporation of the Company, as amended from time to time, was amended and restated as set forth in the Amended and Restated Certificate of Incorporation filed as Exhibit 3.1 hereto and is incorporated herein by reference.
Immediately after the Effective Time and in accordance with the Merger Agreement, the Amended and Restated Bylaws of the Company, as amended from time to time, were amended and restated as set forth in the Amended and Restated Bylaws are filed as Exhibit 3.2 hereto and are incorporated herein by reference.
The foregoing descriptions of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of such amendments, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On November 18, 2021, the Company held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals relating to the Merger Agreement. Such proposals are described in more detail in the Proxy Statement.
As of the close of business on October 5, 2021, the record date for the Special Meeting, there were 6,949,104 shares of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) outstanding, each of which was entitled to one vote on each proposal at the Special Meeting. At the Special Meeting, a total of 6,200,748 shares of Company Common Stock, representing approximately 89% of the outstanding shares of Company Common Stock entitled to vote, were present or represented by proxy, constituting a quorum to conduct business.
Set forth below are the proposals, and the action taken by the Company’s stockholders with respect to each proposal at the Special Meeting.

Proposal No. 1: Approval of the Merger Proposal
The Company’s stockholders approved the proposal to adopt the Merger Agreement. Approval of the Merger Proposal required the affirmative vote of a majority of the shares of Company Common Stock that were outstanding and entitled to vote as of the record date. The voting results for this proposal were as follows:

Votes For	Votes Against	Abstentions
6,189,271	6,465	5,012

Proposal No. 2: Approval of the Advisory, Non-Binding Compensation Proposal
The Company’s stockholders approved, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger. Approval of this proposal required the affirmative vote of a majority of the outstanding shares of Company Common Stock that were present at the Special Meeting and entitled to vote as of the record date. The voting results for this proposal were as follows:

Votes For	Votes Against	Abstentions
6,153,032	38,052	9,664

Proposal No. 3: Approval of the Adjournment Proposal
The proposal to approve the adjournment or postponement of the Special Meeting to a later date or time, if necessary or appropriate as determined by the Company, to solicit additional proxies if there were insufficient votes to adopt the Merger Agreement at the time of the Special Meeting, was not voted upon at the Special Meeting because sufficient votes were received to approve the adoption of the Merger Agreement.
Item 7.01. Regulation FD Disclosure.
On November 19, 2021, the Company issued a press release announcing adoption of the Merger Agreement by the Company’s stockholders at the Special Meeting and the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Pursuant to the rules and regulations of the SEC, the information in this Item 7.01 disclosure, including Exhibit 99.1, and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibits
2.1†	Agreement and Plan of Merger by and among DAC Acquisitions LLC, DVCR Acquisition Corporation and Diversicare Healthcare Services, Inc. dated August 26, 2021 (incorporated by reference to Exhibit 2.1 to the Company's current report on Form 8-K Filed with the SEC on August 27, 2021).

3.1*	Amended and Restated Certificate of Incorporation of Diversicare Healthcare Services, Inc.

3.2*	Amended and Restated Bylaws of Diversicare Healthcare Services, Inc.

10.1*	Termination and Release Agreement, dated November 19, 2021, by and between Diversicare Healthcare Services, Inc. and James R. McKnight, Jr.

10.2*	Termination and Release Agreement, dated November 19, 2021, by and between Diversicare Healthcare Services, Inc. and Kerry D. Massey.

10.3*	Termination and Release Agreement, dated November 19, 2021, by and between Diversicare Healthcare Services, Inc. and Rebecca B. Bodie.

99.1*	Press Release, dated November 19, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Diversicare Healthcare Services, Inc.

By: /s/ Kerry D. Massey
Name: Kerry D. Massey
Title: Chief Financial Officer

Date: November 19, 2021